UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 2, 2021

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Ironwood Pharmaceuticals, Inc. (the “Company”), the stockholders of the Company voted on the following proposals:

•	Election of three Class I directors and four Class II directors of the Company, each to serve a one-year term;

•	Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting; and

•	Ratification of the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

The final voting results for the Annual Meeting are as follows:

1.	The stockholders elected Mark G. Currie, Ph.D., Alexander J. Denner, Ph.D. and Jon R. Duane as Class I directors and Marla L. Kessler, Catherine Moukheibir, Lawrence S. Olanoff, M.D., Ph.D. and Jay P. Shepard as Class II directors, each to serve on the board of directors of the Company for a one-year term until the annual meeting of stockholders to be held in 2022 or until his or her successor is duly elected and qualified or until his or her death, resignation or removal, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Class I Directors

Mark G. Currie, Ph.D.	132,969,794	765,518	10,123,904

Alexander J. Denner, Ph.D.	123,548,263	10,187,049	10,123,904

Jon R. Duane	132,705,250	1,030,062	10,123,904

Class II Directors

Marla L. Kessler	132,987,091	748,221	10,123,904

Catherine Moukheibir	132,993,027	742,285	10,123,904

Lawrence S. Olanoff, M.D., Ph.D.	132,666,084	1,069,228	10,123,904

Jay P. Shepard	133,077,585	657,727	10,123,904

2.	The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
131,908,441	780,963	1,045,908	10,123,904

3.	The stockholders ratified the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021, based on the following votes:

For	Against	Abstain	Broker Non-Votes
142,743,134	1,093,669	22,413	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 3, 2021	By:	/s/ Gina Consylman
Name: Gina Consylman
Title: Senior Vice President, Chief Financial Officer